CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Steelton Bancorp, Inc. (the "Corporation") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), we, Harold E. Stremmel, President and Chief Executive Officer, and Shannon Aylesworth, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.





/s/Harold E. Stremmel                        /s/Shannon Aylesworth
---------------------------------------      --------------------------------------------
Harold E. Stremmel                           Shannon Aylesworth
President and Chief Executive Officer        Chief Financial Officer
(Principal Executive Officer)                (Principal Financial and Accounting Officer)

Date: March 28, 2003                         Date: March 28, 2003
